Annual Operating Expenses {- Franklin Equity Portfolio Fund} - Franklin Portfolio Fund -03 - Franklin Equity Portfolio Fund - Franklin Equity Portfolio Fund	Aug. 01, 2021
Operating Expenses:
Management fees	0.25%
Distribution and service (12b-1) fees	none
Other expenses	12.58%	[1]
Total annual Fund operating expenses	12.83%	[1]
Fee waiver and/or expense reimbursement	(12.33%)	[2]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.50%	[1],[2]

[1]

1. Other expenses have been restated to reflect expenses for a full fiscal year based on current fiscal year expenses. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

[2]

2. The investment manager has contractually agreed to waive or assume certain expenses so that total expenses (including acquired fund fees and expenses, but excluding Rule 12b-1 fees and certain non-routine expenses) of the Fund do not exceed 0.50%, until July 31, 2022. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund's fees and expenses (which would result in lower fees for shareholders).